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                           SPECIAL POWERS OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that I, Lawrence M. Gressette, Jr., Director of The Liberty Corporation, do hereby appoint Martha G. Williams and
R. David Black, or either of them, Special Attorney for me and in my name and on my behalf to sign the Annual Report on Form 10-K and any amendments thereto for The Liberty Corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, for each fiscal year ended December 31, and generally to do and to perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of March, 1995.

                        /s/ Lawrence M. Gressette, Jr.
                        ---------------------------------
                        Lawrence M. Gressette, Jr.
                        Director, The Liberty Corporation
                        A South Carolina Corporation


         KNOW ALL MEN BY THESE PRESENTS that I, J. Thurston Roach., Director of The Liberty Corporation, do hereby appoint Martha G. Williams and R. David Black, or either of them, Special Attorney for me and in my name and on my behalf to sign the Annual Report on Form 10-K and any amendments thereto for The Liberty Corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, for each fiscal year ended December 31, and generally to do and to perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of March, 1995.

                        /s/  J. Thurston Roach
                        ---------------------------------
                        J. Thurston Roach
                        Director, The Liberty Corporation
                        A South Carolina Corporation



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